AUGUST 2020 LUMINAR INVESTOR PRESENTATION © 2020 Luminar Technologies, Inc. All Rights Reserved Exhibit 99.2

DISCLAIMER No Representations and Warranties This presentation of Gores Metropoulos, Inc. (“Gores”) and Luminar Technologies, Inc (“Luminar” or the “Company”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Luminar or Gores or any of their respective affiliates’ securities (as such term is defined under U.S. federal securities laws). This presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination and for no other purpose. Luminar and Gores assume no obligation to update or keep current the information contained in this presentation, to remove any outdated information or to expressly mark it as being outdated. No securities commission or securities regulatory authority or other regulatory body or authority in the United States or any other jurisdiction has in any way passed upon the merits of, or the accuracy and adequacy of, this presentation. You should not construe the contents of this presentation as legal, accounting, business or tax advice and you should consult your own professional advisors as to the legal, accounting, business, tax, financial and other matters contained herein. No representation or warranty, express or implied, is or will be given by Gores nor Luminar nor any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions or judgments) or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction. Accordingly, none of Gores and Luminar or any of their respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of Gores’, Luminar’s, their respective affiliates, nor Gores’, Luminar’s or their respective affiliates' directors, officers, employees, members, partners, stockholders, or agents makes any representation or warranty with respect to the accuracy of such information. This presentation is not an expression of Gores’ interest in Luminar and does not constitute an offer or agreement to acquire Luminar; it being understood that the terms of any such acquisition would be set forth in definitive documents in form and substance satisfactory to the parties and executed by them. Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “future,” “growth,” “opportunity,” “well-positioned,” "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include, but are not limited to, projected financial information, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share and statements regarding the proposed relationship between Luminar and Volvo and the implications of those arrangements and related agreements on Luminar’s business and results of operations. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Gores, Luminar or the combined company after completion of any proposed business combination are based on current expectations that are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Gores’ and Luminar's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: the inability to complete the transactions contemplated by the proposed business combination; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; costs related to the proposed business combination; changes in applicable laws or regulations; the inability to successfully retain or recruit officers, key employees or directors following the proposed business combination; effects of Gores' public securities' liquidity and trading; the market's reaction to the proposed business combination; the lack of a market for Gores' securities; Gores' and Luminar's financial performance following the proposed business combination; the possibility that Luminar or Gores may be adversely affected by other economic, business, and/or competitive factors, including the level of demand and financial performance of the autonomous vehicle industry and market adoption of lidar; the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the proposed business combination or the expected benefits of the proposed business combination; the risk that the approval of the stockholders of Gores or Luminar is not obtained; risks related to Luminar's relationship with Volvo, and the related timing of production schedules and other key milestones; the amount of redemption requests made by Gores’ public stockholders; the inability of Luminar to adequately protect or enforce its intellectual property rights or prevent unauthorized parties from copying or reverse engineering its solutions which efforts to protect and enforce Luminar’s intellectual property rights and prevent third parties from violating its rights may be costly; any legal and/or regulatory proceedings and commercial or contractual disputes in which Luminar may become involved, which could have an adverse effect on its profitability; changes in the price of key materials and disruptions in supply chains for these materials; the impact of the global COVID-19 pandemic; and other risks and uncertainties indicated from time to time in the final prospectus of Gores filed on February 1, 2019, Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, in each case, under “Risk Factors,”, and other documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by Gores. There may be additional risks that neither Gores nor Luminar presently know or that Gores and Luminar currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Neither Gores nor Luminar undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on Gores and Luminar. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, you should not put undue reliance on these statements.

DISCLAIMER Use of Projections This presentation contains financial forecasts with respect to certain financial measurements of Luminar, including, but not limited to Luminar’s projected Revenue, Free Cash Flow and Adjusted EBITDA for Luminar’s fiscal years 2020 through 2025. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Neither Gores’ independent auditors, nor the independent registered public accounting firm of Luminar, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. Neither Gores nor Luminar undertakes any commitment to update or revise the projections, whether as a result of new information, future events or otherwise. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” paragraph above. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Gores or Luminar or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data In this presentation, Gores and Luminar rely on and refer to information and statistics regarding the sectors in which Luminar competes and other industry data. Gores and Luminar obtained this information and statistics from third-party sources, including reports by market research firms. Although Gores and Luminar believe these sources are reliable, they have not independently verified the information and do not guarantee its accuracy and completeness. Gores and Luminar have supplemented this information where necessary with information from discussions with Luminar customers and Luminar’s own internal estimates, taking into account publicly available information about other industry participants and Luminar’s management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus to be filed by Gores with the SEC. This presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Free Cash Flow (“FCF”). Free Cash Flow is defined as EBITDA less capital expenditures (including patent acquisitions) less changes in net working capital less net interest expense less taxes (including the benefit of existing and future net operating losses). Gores and Luminar believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Luminar’s financial condition and results of operations. Luminar’s management uses these non-GAAP measures to compare Luminar’s performance to that of prior periods for trend analyses and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Luminar’s board of directors. Gores and Luminar believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Luminar does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Luminar's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by Luminar’s management about which expenses and income are excluded or included in determining these non-GAAP measures. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of Luminar included in this presentation may not be directly comparable to similarly titled measures of other companies. Important Information for Investors and Stockholders In connection with the proposed business combination, Gores intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement to be to be distributed to Gores stockholders in connection with Gores’ solicitation of proxies for the vote by Gores’ stockholders with respect to the proposed business combination and other matters to be described therein, as well as the prospectus relating to the offer of the securities to be issued to Luminar’s stockholders in connection with the completion of the proposed business combination. This investor presentation does not contain all the information that should be considered in the proposed business combination. It is not intended to form any basis of any investment decision or any other decision in respect to the proposed business combination. Gores stockholders and other interested persons are advised to read the proxy statement/prospectus and any amendments thereto, when available, in connection with Gores’ solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed business combination because these materials will contain important information about Luminar, Gores and the proposed transactions. The definitive proxy statement/prospectus will be mailed to Gores stockholders as of a record date to be established for voting on the proposed business combination when it becomes available. Stockholders will also be able to obtain a copy of the proxy statement/prospectus, including any amendments thereto, once they are available, without charge, at the SEC’s website at www.sec.gov or by directing a request to Gores Metropoulos, Inc., c/o The Gores Group LLC, 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (jchou@gores.com). No Offer or Solicitation This presentation is for informational purposes only and shall not constitute an offer to sell, the solicitation of an offer to buy any securities or a solicitation of any vote in any jurisdiction pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation Luminar and Gores and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed business combination. Gores stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Gores in Gores Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 13, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Gores’ stockholders in connection with the proposed business combination will be included in the proxy statement/prospectus Gores intends to file with the SEC. Trademarks and Trade Names Gores and Luminar own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended in, and does not imply, a relationship with Gores or Luminar, or an endorsement or sponsorship by or of Gores or Luminar. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Gores or Luminar will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names. Many statements and the case studies contained herein relate to (i) The Gores Group, LLC ("The Gores Group"), certain of its affiliated funds or Gores Holdings, Inc. ("Gores Holdings"), Gores Holdings II, Inc. ("Gores Holdings II") or Gores Holdings III, Inc. ("Gores Holdings III") or (ii) Dean Metropoulos or businesses affiliated with him or his affiliates. An investment in Gores Metropoulos, Inc. is not an investment in The Gores Group, its affiliated funds, Gores Holdings I, Gores Holdings II or Gores Holdings III or Dean Metropoulos or businesses affiliated with him or his affiliates. The historical results of The Gores Group, its affiliated funds, Gores Holdings I, Gores Holdings II or Gores Holdings III or Dean Metropoulos or businesses affiliated with him or his affiliates are not necessarily indicative of the future performance of Gores Metropoulos, Inc.

THE LUMINAR TEAM Founded Luminar in 2012 at the age of 16. Was an independent researcher at the Beckman Laser Institute In 2013, awarded the prestigious Thiel Fellowship & dropped out of Stanford to focus on Luminar full-time By 2018, named to Forbes 30 under 30 and MIT 35 under 35 Spent 17 years at Goldman Sachs across various sectors including ECM and M&A before being appointed Global Head of Automotive Subsequently moved to Jefferies as Co-Head of Industrials and Global Head of Auto Investment Banking B.S. in Mathematics and Engineering Austin Russell, Founder & CEO Tom Fennimore, CFO Christoph Schroeder, PhD Software Autonomous Industry Leader VP Autonomy @ Mercedes Volume HW Development Expert VP of Engineering @ Motorola Jason Wojack Engineering Optics Industry Executive Ocean Optics CTO Jason Eichenholz, PhD CTO & Co-Founder Chief Counsel @ NHTSA Anthony Cooke Acting General Counsel Aaron Jefferson Product Auto / ADAS Product Leader VP Product Strategy @ ZF Optics Industry Executive 4-time Startup CEO / COO Scott Faris Chief Business Officer Alec Gores, Sponsor, Incoming Director Founder, Chairman and Chief Executive Officer of The Gores Group 35+ years of experience as an entrepreneur, operator and private equity investor Has invested in 100+ portfolio companies through varying macroeconomic environments Raised six SPACs to date (totaling $2.5+ billion before PIPE commitments) Auto / ADAS Biz Dev Leader VP ADAS & Global Safety @ ZF Marc Losiewicz Business Development AV Industry Comms Leader VP, LaunchSquad Nicole Phelan Marcom & Chief of Staff Industrial Supply Chain Leader VP, Manufacturing @ Magic Leap Lonnie Bernardoni Supply Chain & Mfg

GORES METROPOULOS OVERVIEW

GORES METROPOULOS

Proven SPAC Track Record

- 3 completed transactions totaling over $6 billion of enterprise value with $2.1 billion in new cash equity delivered
- 6 SPACs raised to date, totaling over $2.5 billion (prior to PIPE commitments)

Alignment with Key Stakeholders

- Selling shareholders: compelling valuations and upside potential from rollover shares and earnout
- Investors: attractive entry valuation with long-term return potential
- Over $200 million of capital committed from Gores Sponsor in prior deals

Proceeds Certainty and Trading Performance

- Virtually zero redemptions across three completed deals
- Hostess, Verra, and PAE, respectively, provided 104%, 66% and 26% returns to IPO investors within one year of close[1]

An Attractive Opportunity for Prospective Targets

- Significant experience ensures seamless transaction from upfront diligence through transaction close
- Proven record of providing expedited access to liquidity, capital and value creation

PREMIER SPAC TRACK RECORD

	Gores Holdings	Gores Holdings II	Gores Holdings III
	$375 million debut SPAC	$400 million 2nd SPAC	$400 million 3rd SPAC
	Hostess	Verra Mobility	PAE
Transaction Close	October 2016	October 2018	February 2020
Enterprise Value	$2.3 billion	$2.4 billion	$1.5 billion
Proceeds Delivered	$725 million	$800 million	$620 million
Redemption Rate	0%	<1%	0%
One Year IPO Investor Return[1]	104%	66%	26%

Note: Gores Metropoulos is a separate entity from The Gores Group and Dean Metropoulos or businesses affiliated with him or his affiliates. The Gores Group and Dean Metropoulos or businesses affiliated with him or his affiliates make no representations of the information contained within, nor should this information be considered if making an investment decision with regard to The Gores Group and its affiliated funds/family office operations and/or Dean Metropoulos or businesses affiliated with him or his affiliates.

[1] Represents maximum unit return based on IPO buy-in price of $10.00 per share. Note that PAE transaction closed in February 2020.

5

COMPANY OVERVIEW

INVESTMENT HIGHLIGHTS OUR VISION IS TO MAKE AUTONOMOUS TRANSPORTATION SAFE AND UBIQUITOUS Large and Rapidly Growing TAM(1) <$5B today, projected to grow to ~$150B in 2030E Near-term focus on passenger and commercial vehicle autonomy on highways + ADAS applications Breakthrough Technology Built From Scratch Differentiated lidar architecture and component-level innovation built from the chip-level up 93 patents issued/allowed + 81 applications pending(2) Scaling the World’s First Auto-Grade Autonomous Technology Only lidar meeting OEM specs to safely enable highway autonomy for series production Robust scalable architecture designed for passenger and commercial production vehicles Deeply Integrated Hardware/Software Solution Proprietary software purpose built to unlock full Luminar lidar capabilities Jointly building full-stack highway autonomy and proactive safety products Awarded Industry’s First Series Production Contract for Autonomy by Volvo Luminar hardware and software powering Volvo’s next-gen consumer vehicle platform, starting in 2022E Partnering with global leader in automotive safety Partnered with Leading Global Automakers 50 OEM and other commercial/strategic partners, including 7 of the of world’s top 10 automakers Product integration into customers’ development vehicles leads to “sticky” relationships Compelling Growth, Margin, and Cash Flow Profile Robust customer base and visibility to series production enables rapid expansion of backlog High shareholder return potential from scalability, integrated HW + SW products and low capital intensity Deep Bench of Industry Leaders Visionary leadership with track record of innovation and execution in the auto industry 1 Includes lidar plus AV and ADAS software; Source: Luminar estimates incorporating data from IHS Markit, LMC Automotive, Company Filings, and Wall Street equity research. 2 Source: United States Patent and Trademark Office. Data as of 8/18/20.

ESTABLISHED FOUNDATION FOR RAPID GROWTH

Product

- Proof of Concept
- First Point Cloud
- Produced First Fully Custom Chip
- Emerged from Stealth; Public Unveiling of lidar
- Launched lidar for Test & Dev Fleets
- Introduced Iris for Series Production
- Launched Hydra Perception Stack

2012/2013	2014/2015	2016	2017	2018	2019	2020

Business

- Founded by Austin Russell
- Acquired Open Photonics
- Acquired Black Forest Engineering
- Toyota Research Partnership Revealed
- Expanded Advanced Manufacturing, Accelerated SW Dev
- First Series Production Win
- 50th Partner Signed

PARTNERSHIPS

4 in 2017

50 in 2020

SELECT INVESTORS

Van Tuyl Companies

Peter Thiel

Crescent Cove

Volvo

Nick & Jill Woodman

Moore Strategic Ventures, LLC

1517

G2VP

Corning

Canvas Ventures

The Westly Group

Cornes

350+ TEAM ACROSS A GLOBAL FOOTPRINT

PALO ALTO, CA
Operations, Software

ORLANDO, FL
Hardware Engineering, R&D, Manufacturing

COLORADO SPRINGS, CO
Chip Design

WASHINGTON, DC
Government Affairs

DETROIT, MI
BD, Program Support

GERMANY
Autonomy Software, Customer Integration

SWEDEN
Business Development, Program Support

ISRAEL
Business Development, Program Support

JAPAN
Business Development, Program Support

8

INTEGRATED AUTONOMOUS & SAFETY SOLUTION The world’s first autonomous solution for series production Only commercially viable long-range lidar for automotive applications Proprietary software purpose built to unlock full lidar capabilities Developing turn-key highway autonomy and proactive safety solutions for passenger vehicles and trucks PERCEPTION SOFTWARE DECISION MAKING AND PATH PLANNING SOFTWARE IRIS Detection & Classification Object Tracking LIDAR ACROSS ALL VERTICALS PASSENGER VEHICLE 1-3 lidar configuration TRUCKING 1-3 lidar configuration ROBO-TAXI 4 lidar configuration

ENABLING AUTONOMY AND ENHANCING ADAS

ADAS[1]

L0/1

ACTIVE SAFETY

Basic Automatic Emergency Braking, Blind Spot Detection

Most OEMs

L2

DRIVER ASSIST

Adaptive Cruise Control + Lane Keep Assist, simultaneously

TESLA

MADE POSSIBLE WITH CAMERAS AND RADAR, **ENHANCED** BY **LUMINAR**

AUTONOMOUS DRIVING

L3/4

HIGHWAY AUTONOMY

Driver-out-of-the-loop autonomy on highways

VOLVO

L4/5

URBAN/FULL AUTONOMY

Full autonomy on urban, suburban, and highway environments

WAYMO

REQUIRES LONG-RANGE, HIGH-PERFORMANCE **LUMINAR LIDAR**

Safety[2]

1.35 Million	50 Million	~95%
deaths per year	injuries per year	from human error

Comfort

~$3k to ~$8k[3]

cost to consumer for novelty comfort feature

Time / Value[4]

52 minutes	~$800 Billion
average time Americans spend commuting per day	US trucking revenue

Value[5]

~3x Improvement

in cost per mile

Source: SAE J3016™: Taxonomy and Definitions for Terms Related to On-Road Motor Vehicle Automated Driving Systems.
[1] Advanced Driver-Assistance Systems.
[2] Source: World Health Organization, National Highway Traffic Safety Administration, US Census Bureau.
[3] Source: General Motors materials, Tesla materials.
[4] Source: US Census Bureau, American Trucking Associations.
[5] Source: Wall Street research.

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GLOBAL NEW VEHICLE MARKET (UNITS IN M) LARGE TAM WITH SIGNIFICANT EXPECTED LONG-TERM GROWTH Source: Luminar estimates incorporating data from IHS Markit, LMC Automotive, Company Filings, and Wall Street equity research; passenger vehicle based on L2 – L4; robo-taxi based on L5. CAGR: 43% L5 L3/4 L2 Includes passenger and commercial vehicles (including robo-taxi) and excludes L0 – L1 vehicles Passenger Vehicle (L2-4) Trucking & Commercial Vehicle (L3/4) Robo-taxi (L5) LUMINAR TAM (VERTICAL) ($B)

LANDMARK AUTOMOTIVE PRODUCTION WIN WITH VOLVO 2022E START OF PRODUCTION Volvo, a global leader in automotive safety, is setting new safety and technology standards by partnering with Luminar to enable its first fully self-driving technology for highways in next-generation production vehicles Leveraging Luminar’s hardware and software for series production also paves the way for future active safety developments Flagship customer de-risks industrialization, enables economies of scale, and accelerates widespread adoption POWER OF DATA INDUSTRIALIZATION Collecting data for continuous software improvement Over-the-air updates enable performance capability and safety upgrades over time Completed Volvo’s comprehensive RFQ audits Validates technology and de-risks industrialization Enables economies of scale required for enhanced unit economics Auto qualification accelerates transition of OEM partners to series production across the industry

PROPRIETARY TECH ENABLING INDUSTRY-LEADING PERFORMANCE

BREAKTHROUGH INNOVATIONS

Receiver
Ultra high efficiency, low-cost architecture

Scanner
Dynamic scanning with low-mass, auto-grade mirrors

Emitter
Proprietary hybridized low-cost 1550nm laser

Processor
4th major generation Luminar ASICs, designed from scratch in-house

PROPRIETARY ARCHITECTURE



Luminar lidar Architecture
InGaAs Receiver & ASIC (2x)
1550nm Laser
Dual-Axis Scanner
Traditional lidar Architecture (Spinning Turret)
Silicon Receivers
905nm Lasers

INDUSTRY-LEADING PERFORMANCE



LUMINAR
minimum OEM spec requirement for autonomy
MAX RESOLUTION
Point Density (on Horizon): Pixels/Degree²
300
250
200
150
100
50
0
Company B, Config 1
Company A, Prod. 1
Company B, Config 2
Company D
Company A, Prod. 2
Company C
0
50
100
150
200
250
RANGE
Meters, 5% Reflectivity (Dark Objects)

Note: All data sourced from company spec sheets & physics. OEM requirement based on Luminar's assessment of OEM RFIs.

13

OEM Spec Requirement(1) (For Autonomy) Company A (Product 1) Company A (Product 2) Company B Company C Company D Product Stage Range Performance (@5% Reflectivity) Max Resolution (pts/deg² @10Hz) Field of View Performance in Poor Weather Interference (Sunlight, lidar) Auto-Grade Cost Commercial Perception Software Production Series Production Ready Test Vehicles (Robo-taxi) Delayed Series Production (ADAS) Series Production (ADAS) Test Vehicles (Robo-taxi) Test Vehicles (Robo-taxi) > 200m > 250m 70m 120m / 35m (Configurable) 35m 140m 22m > 200 > 300 45 25 / 100 (Configurable) 3 30 3 >100° x 30° 120° x 30° 360° x 40° 115° x 25° 145° x 3° 360° x 40° 360° x 30° > 200m in Rain & Snow Yes No No No No No Auto Grade Capable Yes No Undemonstrated Yes No No None None Partially Blinded Partially Blinded Partially Blinded Partially Blinded Partially Blinded Low BoM & Assembly Cost 1 Laser, 2 Receivers 128 Lasers, 128 Receivers 6 Lasers, 6 Receivers 4 Lasers, 4 Receivers 64 Lasers, 64 Receivers 16 Lasers, 16 Receivers Yes Yes No Basic Functions Only Yes No No ONLY PLAYER MEETING ALL OEM REQUIREMENTS FOR AUTONOMY Other lidar Companies Note: All data sourced from company spec sheets & physics. 1 Based on Luminar's assessment of OEM RFIs.

MAINTAINING AND ACCELERATING COMPETITIVE ADVANTAGE Source: United States Patent and Trademark Office and Luminar data. Data as of 8/18/20. R&D AND BUSINESS STRATEGY Issued Pending 6 Allowed COMPREHENSIVE IP STRATEGY LEADING LIDAR PATENT PORTFOLIO Company A Company B Company C Company D Third Party IP Exclusivity Trade Secrets Patent Portfolio Confidentiality Agreements Supply Chain Exclusivity Proprietary Software Specialized Team Commercial Partner Wins 93 Issued / Allowed Patents SYSTEM SOFTWARE SCANNER RECEIVER EMITTER

DELIVERING FULL STACK HIGHWAY AUTONOMY Luminar’s proprietary software is purpose-built to unlock its full lidar capabilities, delivering a turn-key solution that accelerates the ability for OEMs to deliver high-speed highway autonomy at commercial series production scale Perception Decision Making & Path Planning Smooth and safe maneuvers powered by confident perception Reliable detection and classification at long distances, provide more time at high highway speeds for planning and decision making Over-the-air (OTA) performance upgrades enabled by software Access to data accelerates software development and functionality Instant Velocity Semantic Segmentation Land & Road Tracking Object Detection & Classification Configurable Field Coverage FULL STACK HIGHWAY PRODUCT Lidar & OEMs

POWERING HIGHWAY AUTONOMY AND PROACTIVE SAFETY HIGHWAY AUTONOMY ADAS enhanced by Luminar provides higher confidence detection, faster and farther than camera and radar, enabling proactive collision avoidance at all speeds Luminar enables automakers to provide greater value to consumers and save lives Luminar’s full-stack solution accelerates the ability for OEMs to deliver high-speed highway autonomy at production scale With software updates over-the-air, performance upgrades can be provided, including the expansion of operational domains This is bolstered by our analysis and training from an ever-growing data lake that includes comprehensive representations of edge cases 7X Luminar proactive safety could decrease the current reported collision occurrence rates by up to (1) collision occurrence: child pedestrian The study of four sedans, including Tesla, pedestrian detection with Automatic Emergency Braking was tested at 20 mph resulted in the above 89% 60% collision occurrence: adult pedestrian collision occurrence: two adults roadside 80% In 2019, AAA warned that pedestrian detection systems don’t work when needed most Source: Oct. 2019, Automated Emergency Braking with pedestrian detection, American Automobile Association, Inc. 1 Based on relevant NCAP test scenarios and Luminar simulation. PROACTIVE SAFETY This presents an opportunity to subsidize and standardize Luminar products with OEMs through reduced insurance rates

PASSENGER VEHICLE TRUCKING ROBO-TAXI ADJACENT MARKETS 7 of Top 10 OEMs Most Major Programs Most Major Programs Diverse Cross-Section LUMINAR’S CURRENT & TARGET PARTNER ECOSYSTEM Target Ecosystem Construction/Mining Agriculture Smart City Aerospace/Defense 50 current commercial partners represent ~75% of target passenger vehicle, trucking and robo-taxi ecosystem Partners

CURRENT PARTNER FUNNEL BY STAGE(1) VALIDATION ADVANCED DEVELOPMENT CONTRACT SERIES PRODUCTION WIN 24 10 2 (Undisclosed) ROBUST PARTNER FUNNEL Luminar is working closely with its partner base to transition programs through the validation and advanced development stages towards series production following the win with Volvo Working to convert up to 10 total development programs to series production awards over next 24 months PASSENGER VEHICLE TRUCKING ROBO-TAXI ADJACENT MARKETS ROBUST PIPELINE Source: Luminar data. 1 Partner funnel excludes 14 adjacent market partners. 2025E REVENUE MIX BY PARTNER TYPE

PRODUCT INDUSTRIALIZATION LUMINAR OUTSOURCED: PRODUCTION PHASE INSOURCED: DEVELOPMENT PHASE Engineering Development Rapid Prototyping Process Maturation Enabling Transfer Supplier & Line Qualification Ramp to Volume CM, Tier N Assembly and Test Process Development MEXICO Final sensor assembly THAILAND Key component manufacturing Leveraging global spend to efficiently scale, resource and reduce cost and risk Fixed Cost, Manage Change, Faster Cycle Time Co-Location with R&D, Closed-Loop Design Cycle and DFM Expertise, IP Protection, Optimization IN-HOUSE VALUE-ADD OUTSOURCE VALUE-ADD A Samples B Samples C, D Samples Series Production

IRIS – ANTICIPATED VOLUME PRODUCTION TIMELINE

BUILDING A GLOBAL ECOSYSTEM

- Internally developed manufacturing IP enables flexibility for scaling of production with multiple partners (i.e., CMs and/or Tier 1s)
- Leveraging global supply chain expertise to bring leading technology to market efficiently



2020
Q1
Q2
Q3
Q4
2021
Q1
Q2
Q3
Q4
2022
Q1
Q2
Q3
Q4
ENGINEERING
A Sample Builds
ADVANCED MANUFACTURING
Iris Pilot Line
B Sample Production
process transfer
LEAD CM
DFx, Supply Chain Development & Manufacturing Engineering
Tool-Up Sub-assembly PPAPS
C Sample Production
D Sample Production
Iris PPAP
Series Production

21

FINANCIAL OVERVIEW

FINANCIAL HIGHLIGHTS

COMMENTARY

- Revenue primarily driven by automotive series production programs, commencing in 2022E
- This can be broken down into three sources:
  - Base lidar hardware only
  - ADAS proactive safety solution (lidar HW + SW)
  - Highway autonomy solution (lidar HW + SW)
- Over 90% of 2025E revenue expected to be from existing partner base
  - Growth driven by development programs transitioning to series production
  - Two programs already made this leap with Luminar in 2020
  - Working to convert up to 10 total development programs to series production awards over next 24 months
- Opportunity to standardize Luminar's technology across an OEM partners' entire production base
- Prior to series production in 2022E revenue primarily sourced from:
  - Test and development unit sales
  - NRE revenue / other

REVENUE ($M)



Hardware
Software
$15
$26
$35
$124
$418
$837
2020E
2021E
2022E
2023E
2024E
2025E
~$1B
Forward-Looking Order Book[1]
~$10B

SENSOR UNIT SALES (000s)



0.1
0.4
0.8
31.3
278.1
633.6
2020E
2021E
2022E
2023E
2024E
2025E

[1] Luminar estimate of forward-looking order book reflects cumulative projected future sales of hardware and software over the life of a program based upon Luminar's estimates of volumes and pricing.

23

FINANCIAL HIGHLIGHTS (CONT'D)

COMMENTARY

- Capital-light model with near-term commercialization
  - Focused on nearer-term business opportunities with OEMs to drive growth & economies of scale
  - Does not require billions for R&D and CapEx like other autonomous technology companies
- Scalable business model
  - Same HW and SW products across entire partner base
  - Contract manufacturing labor outsourced for series production
  - Gross margin rapidly increases as manufacturing & tooling overhead amortized over production volumes, further enhanced with reduced BoM cost
  - Operating leverage from relatively fixed cost base and SG&A
- Exponential improvements in BoM from scale and VAVE
  - Core IRIS BoM estimated at <$500 / unit in series production
  - Long-term target <$100 with next-gen components at greater scale
  - Enables lower ASPs to drive greater unit volumes and widespread standardization
- Large strategic investments being made with new capital
  - Core business requires ~$250M to cash flow positive
  - Planning to invest an additional ~$150M to develop full-stack highway autonomy and proactive safety software

GROSS PROFIT ($M)



% Margin
22%
35%
51%
61%
64%
($7)
$6
$12
$63
$254
$531
2020E
2021E
2022E
2023E
2024E
2025E

EBITDA ($M)



% Margin
30%
44%
($61)
($90)
($88)
($51)
$126
$365
2020E
2021E
2022E
2023E
2024E
2025E

EBITDA LESS CAPEX



($67)
($116)
($121)
($91)
$109
$343
2020E
2021E
2022E
2023E
2024E
2025E

24

Source: Luminar data. 1 Based on passenger and commercial vehicle, robo-taxi and adjacent market opportunities, including a subset of programs with multi-sensor configurations. ILLUSTRATIVE PATH TO $2.5+ BILLION EBITDA ~4% Target Vehicle Penetration Rate 50%+ EBITDA Margin Opportunity ~$60B Target Forward-Looking Order Book 2030E TARGETS ILLUSTRATIVE OPPORTUNITY ($B) (1)

TRANSACTION OVERVIEW

TRANSACTION OVERVIEW 1 Existing Luminar shareholders to receive an earnout to vest over 6 share price hurdles (approximately 4.3M shares at each of the following share prices): $13.00, $16.00, $19.00, $22.00, $25.00, $28.00. 2 Assumes no redemptions by GM’s existing public shareholders and before impact of warrants and earnout. Business combination between Luminar Technologies, Inc. (“Luminar”) and Gores Metropoulos, Inc. (Nasdaq: GMHI) (“Gores Metropoulos” or “GM”), a publicly-traded special purpose acquisition company $170 million financing directly into Luminar (the “Series X Financing”) which was fully committed at transaction signing (August 24, 2020) and funded immediately, anchored by top tier institutional investors including Alec Gores, Van Tuyl Companies, Peter Thiel, Volvo Cars Tech Fund, Crescent Cove, Moore Strategic Ventures, Nick & Jill Woodman and VectoIQ Post-closing, company will retain the Luminar name and be listed on Nasdaq under the new ticker symbol “LAZR” Expected to close in Q4 2020E TRANSACTION STRUCTURE(1) Fully diluted pro forma equity value of ~$3.4 billion (assuming $488 million in net cash at closing) Existing Luminar shareholders will roll the entirety of their existing equity holdings into the combined company and are expected to receive ~80% of the pro forma equity(2) VALUATION Funded by a combination of GM cash held in a trust account, GM common stock and proceeds from the Series X Financing Transaction will result in $520 million of cash on the balance sheet to fund growth(2) CAPITAL STRUCTURE

PRO FORMA EQUITY OWNERSHIP

SOURCES ($M)

GM SPAC Cash in Trust[1]	$400
Series X Investment	$170
Seller Rollover[2]	$2,718
Total Sources	**$3,288**

USES ($M)

Seller Rollover[2]	$2,718
Proceeds to Luminar[1]	$520
Total Deal Expenses	$50
Total Uses	**$3,288**

PRO FORMA VALUATION

Share Price	$10.00
x PF FD Shares Outstanding (M)[3]	338.8
Market Cap ($M)	$3,388
Less: Net Cash ($M)[4]	$488
Enterprise Value ($M)	**$2,900**

PRO FORMA OWNERSHIP[2][3][5]



Series X Investors 5.0%
GM Sponsor 3.0%
GM Stockholders 11.8%
Seller Rollover 80.2%

[1] Assumes no Gores Metropoulos stockholder has exercised its redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions.
[2] Excludes impact of aggregate exercise price associated with existing Luminar options and warrants.
[3] Based on fully diluted shares outstanding assuming net share settle of existing Luminar options and warrants at pro forma $10.00 share price.
[4] Assumes ~$32M net debt prior to Transaction and ~$520M of net proceeds to be added to Luminar's balance sheet.
[5] Assumes a nominal share price of $10.00. Ownership excludes impact of warrants and earn-out.

28

FUTURE GROWTH AND MARGIN PROFILE COMPARES FAVORABLY WITH PEERS Note: Market data as of August 21, 2020. Mobileye 2014 - 2017 Revenue CAGR representative of 3-year CAGR from 2014A to 2017E on March 10, 2017; average Gross and EBITDA margins representative of 2014A - 2017E. Source: Factset, Company filings. Computing Platforms Vision-based Disruptive Autotech 2022-2025 2022-2025 2025 2019A – 2022E REVENUE CAGR 2019A – 2022E AVERAGE GROSS MARGIN 2019A – 2022E AVERAGE EBITDA MARGIN 2014-2017 2014-2017 2014-2017 2024 2025 2022-2024 2021-2024 2021-2024 2022-2025

EV / CY+4 EBITDA VALUATION BENCHMARKING Note: Market data as of August 21, 2020. Multiples less than 0.0x and over 80.0x considered “NM”. Mobileye 2017 reflects 2017E multiples at pre-announcement unaffected trading price as of March 10, 2017. Source: Factset, Company filings. EV / CY2021E (CY+1) REVENUE EV / CY2021E (CY+1) EBITDA 2025 2025 2024 2024 2017 2017 2024 2024 EV / CY+4 REVENUE Computing Platforms Vision-based Disruptive Autotech

TRANSACTION REPRESENTS ATTRACTIVE DISCOUNT TO PEERS The applied range of EBITDA multiples are centered around the median of Luminar’s peer group 40.0x 2021 EBITDA, with sensitivity built in on both the high and low ends Implied Future Enterprise Value calculated by applying a range of multiples to Luminar’s 2025E EBITDA. This Implied Future Enterprise Value is discounted four years back at a 20% rate to arrive at an Implied Current Enterprise Value 36.0x – 44.0x 2025E EBITDA 36.0x – 44.0x 2025E EBITDA 7.9x 2025E EBITDA Key Inputs and Assumptions Source: Factset, Company filings.

BUILDING THE FUTURE OF TRANSPORTATION © 2020 Luminar Technologies, Inc. All Rights Reserved